Exhibit 10.6

Accession Letter

From:	WRKCo Inc. (the Company) and Smurfit Kappa Investments Limited (the Obligors' Agent)

To:	Wells Fargo Bank, National Association (the Agent)

Dated:	2 July 2024

Dear Sirs/Madams

Smurfit Kappa Treasury Unlimited Company – $5,100,000,000 Facility Agreement dated 28 June 2024 (the Agreement)

1.	We refer to the Agreement. This is an Accession Letter. Terms defined in the Agreement have the same meaning in this Accession Letter unless given a different meaning in this Accession Letter.

2.	This Accession Letter shall be effective on and from its date, except that the Company shall have no obligations under this letter or any other Finance Document until the Combination has been consummated. The Obligors’ Agent shall notify the Agent of the consummation of the Combination as soon as practicable thereafter.

3.	Subject to paragraph 2 above, the Company agrees to become an Additional Borrower and an Additional Guarantor and to be bound by the terms of the Agreement as an Additional Borrower and an Additional Guarantor pursuant to Clauses 28.2 (Additional Borrowers) and 28.4 (Additional Guarantors) of the Agreement.

4.	The Company is to be a Borrower in relation to each of Facility A and Facility B.

5.	The Company is a company duly incorporated under the laws of the State of Delaware, United States of America.

6.	The Obligors' Agent confirms that no Default is continuing or would occur as a result of the Company becoming an Additional Borrower.

7.	The Company's administrative details are as follows:

Address:	Beech Hill, Clonskeagh, Dublin 4,Ireland

Attention:	Emer Murnane

Email:	[ ]

Telephone:	[ ]

8.	This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

9.	This Accession Letter is entered into as a deed.

[Signature page follows.]

EXECUTION PAGE – Accession Letter

SIGNED for and on behalf of

SMURFIT KAPPA INVESTMENTS LIMITED

by its lawfully appointed attorney

in the presence of
and delivered as a deed	/s/ Kenneth Bowles
Signature
/s/ Rory Carbery
Witness (Signature)

2 Grand Canal Square
Print Address

Solicitor
Witness Occupation

[Signature Page to WRKCo Inc. Accession Letter]

SIGNED and DELIVERED as a DEED

for and on behalf of

WRKCO INC.

By:	/s/ Mikal B. Haislip
Name:	Mikal B. Haislip
Title:	SVP & Treasurer

[Signature Page to WRKCo Inc. Accession Letter]